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                                                                                                      EXHIBIT-99
                                          MONTHLY SERVICERS CERTIFICATE
                                          SERVICER:  NATIONSBANK, N.A.
                                          NATIONSBANK AUTO TRUST 1995-A

  Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995 (as amended and supplemented, the "Pooling and Servicing Agreement") between NationsBank, N.A., NationsBank of
  Georgia,N.A. NationsBank of Florida, N.A., and NationsBank of Texas, N.A. (as "Sellers");
  NationsBank N.A. (as "Servicer"); and Chemical Bank (as "Trustee"), the Servicer is required to prepare certain information each month regarding distributions to Certificateholders' and the performance of the Trust.  The information with respect to the applicable Distribution Date and
  Due Period is set forth below.


Collection Period                                                                     Jan-99
Determination Date                                                                02/08/1999
Deposit Date                                                                      02/12/1999
Distribution Date                                                                 02/16/1999
Pool Balance on the close of the last day of the preceding Collection Period                     115,611,842.35
Less:     Principal Collections                                                                    8,957,219.35
Purchase Amount allocable to Principal                                                                     0.00
 Realized Losses                                                                                     245,955.40
                                                                                               -----------------
 Pool Balance on the close of the last day of the Collection Period                              106,408,667.60
                                                                                               =================
Original Pool Balance                                                                          1,066,816,806.33
Pool Factor                                                                                             9.97441%

Class A Certificate Balance
Beginning Class A Certificate Balance                                                            112,143,487.08
Class A Principal Distribution to Class A Distribution Account                                     8,927,079.51
                                                                                               -----------------
Ending Class A Certificate Balance                                                               103,216,407.57
Original Class A Certificate Balance                                                           1,034,812,302.14
 Class A Pool Factor                                                                                    9.97441%

Class B Certificate Balance
Beginning Class B Certificate Balance                                                              3,468,355.26
Class B Principal Distribution to Class B Distribution Account                                       276,095.24
                                                                                               -----------------
Ending Class B Certificate Balance                                                                 3,192,260.02
Original Class B Certificate Balance                                                              32,004,504.19
 Class B Pool Factor                                                                                    9.97441%

Class A Pass-Through Rate                                                                                5.8500%
Class B Pass-Through Rate                                                                                6.0000%

Class A Percentage                                                                                      97.0000%
Class B Percentage                                                                                       3.0000%

Available Interest
Collections and Liquidation Proceeds allocable to interest                                         1,043,497.24
Recoveries                                                                                            90,514.19
Purchase Amount allocable to Interest                                                                      0.00
                                                                                               -----------------
Total Interest Collections                                                                         1,134,011.43
Advances for the related Distribution Date                                                           199,315.50
Less:  Outstanding Advances to be reimbursed                                                         218,904.49
                                                                                               -----------------
Total Available Interest                                                                           1,114,422.44

Available Principal
Collections and Liquidation Proceeds allocable to Principal                                        8,957,219.35
Purchase Amount allocable to Principal                                                                     0.00
                                                                                               -----------------
Total Available Principal                                                                          8,957,219.35

Deposit to Certificate Account
Available Interest                                                                                 1,114,422.44
Available Principal                                                                                8,957,219.35
Withdrawal from Reserve Account                                                                            0.00
Less:  Basic Servicing Fee to be withheld from Collections                                            96,343.20
                                                                                               -----------------
Net Deposit to Certificate Account                                                                 9,975,298.59

Class A Interest Distribution
Class A Monthly Interest                                                                             546,699.50
Class A Interest Carryover Shortfall                                                                       0.00
                                                                                               -----------------
Total                                                                                                546,699.50

Class B Interest Distribution
Class B Monthly Interest                                                                              17,341.78
Class B Interest Carryover Shortfall                                                                       0.00
                                                                                               -----------------
Total                                                                                                 17,341.78

Class A Principal Distribution
Class A Monthly Principal                                                                          8,927,079.51
Class A Principal Carryover Shortfall from the preceding
      Distribution Date                                                                                    0.00
                                                                                               -----------------
Total                                                                                              8,927,079.51

Class B Principal Distribution
Class B Monthly Principal                                                                            276,095.24
Class B Principal Carryover Shortfall from the preceding
        Distribution Date                                                                                  0.00
                                                                                               -----------------
Total                                                                                                276,095.24

Basic Servicing Fee (inc. unpaid amount from prior periods)                                           96,343.20

Distributions to the extent of Available Interest and Available Reserve Amount
(and Class B Percentage of Available Principal with respect to Class A Interest Distribution)
Unpaid Basic Servicing Fee to Servicer                                                                96,343.20
Class A Interest Distribution to Class A Distribution Account                                        546,699.50
Class B Interest Distribution to Class B Distribution Account                                         17,341.78

Distributions of Available Principal, Remaining Available Interest
and Remaining Available Reserve Amount
Class A Principal Distribution to Class A Distribution Account                                     8,927,079.51
Class B Principal Distribution to Class B Distribution Account                                       276,095.24
To Reserve Account up to Specified Reserve Account Balance                                             9,957.05
Any Remaining Amounts to Sellers                                                                     198,125.51


Specified Reserve Account Balance                                                                 13,335,210.08
Greater of:
(a) Reserve percentage applicable                                                                          5.00%
      Pool Balance on last day of Collection Period times reserve
           percentage applicable                                                                   5,320,433.38
(b) Lesser of: Deposit from Available Interest and Available Principal
(i)  floor amount stated or                                                                       13,335,210.08
(ii) Pool Balance on last day of Collection Period
      plus interest through Scheduled Distribution Date                                          130,847,833.45
Specified Reserve Account Balance                                                                 13,335,210.08

Reserve Account
Beginning Balance                                                                                 13,335,210.08
Deposit from Available Interest and Available Principal                                                9,957.05
Investment Earnings                                                                                   47,840.18
Less:  Withdrawal from Reserve Account and deposit to Certificate
            Account to cover:
Accrued and unpaid Basic Servicing Fees                                                                    0.00
Amounts to be distributed to Certificateholders'                                                           0.00
Reimb. to Servicer for Outstanding Advances associated with
    Defaulted Accounts                                                                                 9,957.05
Less: Withdrawal by Sellers of Excess of Reserve Account Balance Over
             Specified Reserve Account Balance                                                             0.00
Less:  Withdrawal of Investment Earnings by Servicer                                                  47,840.18
                                                                                               -----------------
Ending Balance                                                                                    13,335,210.08
                                                                                               =================

Available Reserve Account Balance                                                                 13,335,210.08

Realized Losses                                                                                      245,955.40
Net Loss Ratio (annualized)
For the current Collection Period                                                                          1.68%
For the preceding Collection Period                                                                        0.03%
For the second preceding Collection Period                                                                 4.83%
Average Net Loss Ratio (Specified Reserve Account Balance increases if greater than 1.50%)                 2.18%

Delinquency Analysis
Number of Loans
   30 to 59 days past due                                                                                 1,120
   60 to 89 days past due                                                                                   299
   90 or more days past due                                                                                 182
                                                                                               -----------------
Total                                                                                                     1,601

Principal Balance
   30 to 59 days past due                                                                          6,222,546.43
   60 to 89 days past due                                                                          1,638,433.53
   90 or more days past due                                                                        1,096,087.47
                                                                                               -----------------
Total                                                                                              8,957,067.43

Delinquency Ratio
For the current Collection Period                                                                          2.57%
For the preceding Collection Period                                                                        2.22%
For the second preceding Collection Period                                                                 1.99%
Average Delinquency Ratio (Specified Reserve Account Balance increases if greater
          than 1.25%)                                                                                      2.26%

Collateral Repossessed and Held by the Trust
Number                                                                                                       76
Principal Balance                                                                                    476,321.25

Weighted Average Computations
Weighted Average Coupon                                                                                10.69950%
Weighted Average Original Term                                                                            62.97
Weighted Average Remaining Term                                                                           18.01
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